UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) : February 15, 2008

Meta Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22140	42-1406262
(State or other jurisdiction of	(Commission File	(IRS Employer
Incorporation)	Number)	Identification No.)

Fifth at Erie, Storm Lake, IA 50588

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (712) 732-4117

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

TABLE OF CONTENTS

Section 8 — Other Events.

Item 8.01   Other Events.

Section 9 — Financial Statements and Exhibits.

Item 9.01 - Financial Statements, Pro Forma Financial Information and Exhibits.

Signatures

Exhibit Index.

Exhibit 99.1

Section 8 — Other Events.

Item 8.01. Other Events.

On February 15, 2008, the Registrant issued the attached press release announcing (i) a delay in filing its quarterly report on Form 10-Q, and (ii) its investigation of a possible defalcation by a former employee of its MetaBank subsidiary.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits.

The following Exhibit is being furnished herewith:

99.1 Registrant’s Press Release dated February 15, 2008.

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META FINANCIAL GROUP, INC.

By:	/s/ David W. Leedom
David W. Leedom
Senior Vice President, Secretary, Treasurer and Chief Financial Officer

Dated: February 15, 2008

Exhibit Index

Exhibit
Number	Description of Exhibit

99.1	Registrant’s Press Release dated February 15, 2008